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                                                                   EXHIBIT 10.41

                                 ABGENIX, INC.

                         REGISTRATION RIGHTS AGREEMENT

                                JANUARY 27, 1999

     This Agreement is made as of the date first written above by and between ABGENIX, INC., a Delaware corporation having its principal executive office at 7601 Dumbarton Circle, Fremont, California 94555 (the "Company"), and GENENTECH, INC., a Delaware corporation having its principal executive office at 1 DNA Way, South San Francisco, California 94080 (including any successor to Genentech, Inc., the "Holder").

                                    RECITALS

     A. In connection with the Multi-Antigen Agreement, the Holder is purchasing 495,396 shares of the Company's Common Stock (the "Shares") for an aggregate purchase price of $8,000,000 pursuant to the terms and conditions of the Common Stock Purchase Agreement of even date herewith to which this Agreement is attached as Exhibit A.

     B. To induce the Holder to enter into the Common Stock Purchase Agreement, the Company has agreed to provide the Holder with certain registration rights with respect to the Shares pursuant to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises set forth in this Agreement, the parties agree as follows:

     1. Certain Definitions. As used in this Rights Agreement, the following terms shall have the following respective meanings:

          Business Day. Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in San Francisco are authorized or obligated by law or executive order to close.

          Effectiveness Period. See Section 2(a) hereof.

          Exchange Act. The Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the SEC promulgated thereunder.

          Initial Shelf Registration. See Section 2(a) hereof.

          Losses. See Section 5(a) hereof.

          Prospectus. The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, including, without limitation, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus. Such Prospectus and any amendments or supplements shall comply with the Securities Act.

          Register. The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement by the SEC.

          Registrable Securities. The Shares or other securities issued or issuable with respect to the Shares as a result of any stock split, stock dividend, recapitalization, exchange, combination, merger, consolidation, distribution or similar event.

          Registration Expenses. See Section 4 hereof.

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          Registration Statement. Any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement. Such Registration Statement and any amendments or supplements thereto shall comply with the Securities Act.

          Replacement Shelf Registration. See Section 2(b) hereof.

          Rule 144. Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          SEC. The Securities and Exchange Commission.

          Securities Act. The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

          Shelf Registration. See Section 2 hereof.

          Special Counsel. Special Counsel shall be the counsel specified by the Holder as special counsel to the Holder.

          Subsequent Shelf Registration. See Section 2(c) hereof.

     2. Shelf Registration.

          (a) If the Company shall receive, at any time after the date hereof, a written request from the Holder that the Company file a registration statement under the Securities Act covering the registration of all of the Holder's Registrable Securities with an aggregate offering price, net of underwriting discounts and commissions, expected to exceed $2,000,000, then the Company shall file as soon as practicable (but in no event later than sixty (60) days following the Company's receipt of the Holder's notice) a Registration Statement. The Registration Statement shall register the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act (a "Shelf Registration") covering all of the Registrable Securities (the "Initial Shelf Registration"). The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Securities for resale by the Holder. The Company shall use its best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act by the SEC as soon as practicable and to keep the Initial Shelf Registration continuously effective under the Securities Act until two years after the date hereof (the "Effectiveness Period"), or such shorter period ending when (i) all Registrable Securities covered by the Initial Shelf Registration have been sold or shall have ceased to be Registrable Securities, (ii) the Replacement Shelf Registration, as defined below, covering all of the Registrable Securities has been declared effective under the Securities Act or (iii) a Subsequent Shelf Registration, as defined below, covering all of the Registrable Securities has been declared effective under the Securities Act.

          The Holder's rights pursuant to this Section 2(a) shall terminate (i) after the Company has effected one such registration pursuant to this
     Section 2(a), and such registration has been declared or ordered effective by the SEC or (ii) upon the filing with the SEC of the Replacement Shelf Registration Statement (as defined below); provided, however, that if such registration statement is not declared or ordered effective by the SEC within forty-five (45) days from the earlier of the date of filing or July 2, 1999, the Holder's rights pursuant to this Section 2(a) shall not terminate.

          (b) The Company shall prepare and, as soon as the Company is eligible to use Form S-3 or another appropriate form permitting registration of the Company's securities for resale by the Holder, the Company shall file with the SEC a Registration Statement for a Shelf Registration covering all of the Registrable Securities (the "Replacement Shelf Registration"). The Replacement Shelf Registration shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by the Holders. On the date that the Replacement Shelf Registration is declared effective under

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     the Securities Act by the SEC, the Company shall withdraw the Initial Shelf
     Registration, if filed or declared effective, and no further sales of Registrable Securities shall be made pursuant to the Initial Shelf Registration as of such date; provided, however, that in no event shall the Initial Shelf Registration be withdrawn until such time as the Replacement Shelf Registration has been declared effective under the Securities Act by the SEC. After the Replacement Shelf Registration has been declared effective by the SEC, the Company shall use its best efforts to keep the Replacement Shelf Registration continuously effective under the Securities Act until the end of the Effectiveness Period or such shorter period ending when (i) all Registrable Securities covered by the Replacement Shelf Registration have been sold or shall have ceased to be Registrable Securities, or (ii) a Subsequent Shelf Registration, as defined below, covering all of the Registrable Securities has been declared effective under the Securities Act.

          (c) If the Initial Shelf Registration or any Subsequent Shelf Registration, as defined below, ceases to be effective for any reason at any time during the Effectiveness Period (other than because all Registerable Securities registered thereunder shall have been sold or shall have ceased to be Registerable Securities), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 45 days of such cessation of effectiveness amend the Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 of the Securities Act covering all of the Registrable Securities (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Company shall use its best efforts to cause the Subsequent Shelf Registration to be declared effective under the Securities Act by the SEC as soon as practicable after such filing and shall use its best efforts to keep such Registration Statement continuously effective until the end of the Effectiveness Period.

          (d) The Company shall supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration, if required by the Securities Act, or if reasonably requested by any Holder or by any underwriter of the Registrable Securities.

          (e) Notwithstanding anything set forth in this Agreement, Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2 during the period starting with the date ninety (90) days prior to the Company's estimated date of filing of, and ending on the date 90 days immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith its best efforts to cause such registration statement to become effective.

          (f) The Holder shall have no right to request that the offering, sale, disposition or distribution of any Registrable Securities to be registered under the Securities Act pursuant to this Agreement be effected pursuant to an underwritten offering. If a registration pursuant to this Agreement involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Company in its sole and absolute discretion.

          (g) If a registration pursuant to this Agreement involves an underwritten offering, and the managing underwriter shall advise the Company in writing that, in its opinion, the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such underwritten offering, the Company will include in such registration, to the extent of the number of shares of Common Stock which the Company is so advised can be sold in such offering, a portion of the number of Registrable Securities of the Holder.

     3. Piggyback Registration.

          (a) If (A) the Company has filed a Replacement Shelf Registration pursuant to Section 2(b) hereof, and either (i) such registration has not been declared or ordered effective by the SEC within forty-five (45) days from the earlier of the date of filing or July 2, 1999 or (ii) if such registration is declared or ordered effective but does not continue to be effective for ten trading days and (B) the

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     Company determines to register any of its securities for its own account, other than a registration relating solely to employee benefit plans or relating to a corporate reorganization or other transaction under Rule 145, or a registration on any registration form that does not permit secondary sales, the Company will:

             (x) promptly give to each Holder written notice thereof; and

             (y) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 3(b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder and received by the Company within twenty (20) days after the written notice from the Company described in clause (x) above is mailed or delivered by the Company. Such written request may specify all or a part of a Holder's Registrable Securities.

          (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the right of any Holder to registration pursuant to this Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein pursuant to an underwriting agreement in customary form with the underwriter or underwriters selected by the Company.

          If the managing underwriter advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the Company may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter on a pro rata basis. If any person does not agree to the terms of any such underwriting, he may withdraw his securities therefrom by written notice to the Company or the managing underwriter. Any securities withdrawn from the underwriting shall be withdrawn from the registration, and the Company shall then offer to all persons with securities included in the registration the right to include additional securities in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated on a pro rata basis among the persons requesting additional inclusion.

     4. Registration Procedures. In connection with the Company's registration obligations under Section 2 hereof, the Company shall effect such registrations to permit the sale of the Registrable Securities in accordance with the intended method or methods of disposition thereof and pursuant thereto the Company shall as expeditiously as possible:

          (a) Prepare and file with the SEC a Registration Statement or Registration Statements on any appropriate form under the Securities Act available for the sale of the Registrable Securities by the Holder in accordance with the intended method or methods of distribution thereof, and cause each such Registration Statement to become effective and remain effective as provided herein; provided, that before filing any such Registration Statement or Prospectus or any amendments or supplements thereto (other than documents that would be incorporated or deemed to be incorporated therein by reference and that the Company is required by applicable securities laws or stock exchange requirements to file) the Company shall furnish to the Holder, the Special Counsel and the managing underwriters of such offering, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of the Holder, the Special Counsel and such underwriters.

          (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 2; cause the related Prospectus to be timely supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement

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     during the applicable period in accordance with the intended methods of disposition by the Holders set forth in such Registration Statement as so amended or such Prospectus as so supplemented.

          (c) Notify the Holders, the Special Counsel and the managing underwriters, if any, promptly, and (if requested by any such person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event which makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in the Registration Statement or Prospectus so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

          (d) Use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment.

          (e) Subject to the last paragraph of this Section 3, if reasonably requested by the managing underwriters, if any, or the Holder (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, or the Holder agrees should be included therein as required by applicable law, (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to any Registration Statement consistent with clause (i) or (ii) above; provided, that the Company shall not be required to take any actions under this Section 3(e) that are not, in the opinion of counsel for the Company, necessary or advisable to comply with applicable law.

          (f) Furnish to the Holder, the Special Counsel and each managing underwriter, if any, without charge, at least one conformed copy of the Registration Statement or Registration Statements and any post-effective amendment thereto, including financial statements but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits (unless requested in writing by the Holder, Special Counsel or managing underwriter, if any).

          (g) Promptly deliver to the Holder, the Special Counsel and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such persons may reasonably request; and the Company hereby consents to the use of such Prospectus or each amendment or supplement thereto by the Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Securities, to register or qualify or cooperate with the Holder, the underwriters, if any, and the Special Counsel in connection with the registration or
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     qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the Holder or underwriter, if any, reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.

          (i) Cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of the Holder in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals, as may be necessary to enable the Holder or the underwriters, if any, to consummate the disposition of such Registrable Securities.

          (j) Upon the occurrence of any event contemplated by Section 3(c)(v) or 3(c)(vi) above, prepare a supplement or post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (k) Enter into such agreements (including, in the event of an underwritten offering, an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions in connection therewith (including, in the event of an underwritten offering, those reasonably requested by the managing underwriters, if any, or the Holder) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and if the registration is an underwritten registration, (i) make such representations and warranties, subject to the Company's ability to do so, to the Holder and the underwriters, if any, with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) use its best efforts to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, Special Counsel and the Holder) addressed to the Holder and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings; (iii) use its reasonable efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountants of any subsidiary of the Company or any business acquired or to be acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to the Holder and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; and (iv) deliver such documents and certificates as may be reasonably requested by the Holder, the Special Counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement as and to the extent required thereunder.

          (l) If necessary in connection with a disposition of Registrable Securities pursuant to a Registration Statement, make available for inspection by a representative of the Holder, any underwriter participating
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     in any disposition of Registrable Securities, if any, and any attorney or accountant retained by the Holders or underwriter, financial and other records, pertinent corporate documents and properties of the Company, and cause the executive officers, directors and employees of the Company to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such disposition; provided that any records, information or documents that are designated by the Company in writing as confidential at the time of delivery of such records, information or documents shall be kept confidential by such persons unless (i) such records, information or documents are in the public domain or otherwise publicly available, (ii) disclosure of such records, information or documents is required by court or administrative order after the exhaustion of appeals therefrom or (iii) disclosure of such records, information or documents, in the written opinion of counsel (reasonably acceptable to the Company) to such person, is otherwise required by law (including, without limitation, pursuant to the requirements of the Securities Act), which opinion shall be delivered to the Company at least five days prior to the date on which such disclosure is sought, and provided further that any information obtained pursuant to this provision shall only be used in connection with the transaction for which such information was obtained.

          Notwithstanding anything in this Agreement to the contrary, the Holder shall not be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto unless the Holder (A) has at such time a current intent to sell such Registrable Securities, and, at the Company's written request, confirms such intent in writing, and (B) has furnished the Company promptly after the Company's written request, such information regarding the Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. The Company may refrain from filing such registration for the Holder's Registrable Securities if it does not furnish such information provided above. The Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by the Holder not misleading.

          The Holder agrees by acquisition of such Registrable Securities that, upon receipt of any written notice from the Company of (A) the happening of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi) hereof or (B) that, in the judgment of the Company, it is advisable to suspend use of the Prospectus for a discrete period of time due to pending corporate developments, public filings with the SEC or similar events, the Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until the Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(j) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. The Company shall use its best efforts to insure that the use of the Prospectus may be resumed as soon as practicable.

          (m) When used herein with respect to a registration, the phrase "another appropriate form," "such other form" or words to that effect shall mean such alternative or successor form including, but not limited to, any Form A or Form B as proposed by the SEC pursuant to Securities Act Release No. 33-7606 (if such Form A or Form B is adopted by the SEC).

     5. Registration Expenses. All fees and expenses incident to the Company's performance of or compliance with this Agreement shall be borne by the Company whether or not any of the Registration Statements become effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) of compliance with federal securities or Blue Sky laws and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or the Holder may designate), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the Special Counsel or the Holder), (iii) fees and disbursements of counsel for the Company in connection with the Shelf Registration, (iv) fees and disbursements of counsel for the underwriters, if any,
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(v) fees and disbursements of all independent certified public accountants referred to in Section 3(k)(iii) hereof (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), and (vi) Securities Act liability insurance obtained by the Company in its sole discretion. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and rating agency fees and the fees and expenses of any person, including special experts, retained by the Company. Notwithstanding the provisions of this Section 4, the Holder shall pay all registration expenses to the extent that the Company is prohibited by applicable Blue Sky laws from paying for or on behalf of the Holder.

     All underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of the Registrable Securities, all fees and disbursements of Special Counsel and all fees and disbursements of counsel for the underwriters, if any, shall be paid by the Holder.

     6. Indemnification.

          (a) Indemnification by the Company. The Company shall indemnify and hold harmless, to the fullest extent permitted by law, the Holder and each person, if any, who controls the Holder (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) from and against all losses, liabilities, claims, damages and expenses (including but not limited to reasonable attorney fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) (collectively, "Losses"), arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as the same are based solely upon information furnished in writing to the Company by the Holder expressly for use therein; provided, that the Company shall not be liable to the Holder (or any person controlling the Holder) to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any prospectus if either (A) (i) the Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by the Holder of a Registrable Security to the person asserting the claim from which such Losses arise and (ii) the Prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (B) (x) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and (y) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, the Holder thereafter fail to deliver such Prospectus as so amended or supplemented, with or prior to the delivery of written confirmation of the sale of a Registrable Security to the person asserting the claim from which such Losses arise. The Company shall also indemnify each underwriter and each person who controls such person (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holder.

          (b) Indemnification by Holder. In connection with any Registration Statement in which the Holder is participating, the Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and the Holder agrees to indemnify, to the fullest extent permitted by law, the Company, its directors and officers and each other person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), from and against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by the Holder to the Company expressly for use in such Registration Statement or Prospectus. In no event shall the liability of the Holder hereunder exceed the gross proceeds received from sales of its Registrable Securities. The Company shall be entitled to receive indemnities from underwriters participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such persons expressly for use in any Prospectus or Registration Statement.

          (c) Conduct of Indemnification Proceedings. If any person shall be entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the "indemnifying party") of any claim or of the commencement of any proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, that the failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced materially by such failure. All such fees and expenses (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party on a quarterly basis following written notice thereof to the indemnifying party (notwithstanding the absence of judicial determination as to the propriety and enforceability of the indemnifying party's obligation to reimburse the indemnified party for such expense and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction). In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate therein and it may elect by written notice delivered to the indemnified party within a reasonable period of time after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party.

          (d) Contribution. If the indemnification provided for in this Section 5 is unavailable to an indemnified party under Section 5(a) or 5(b) hereof in respect of any Losses or is insufficient to hold such indemnified party harmless, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall, jointly and severally, contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any reasonable legal or other reasonable fees or expenses incurred by such party in connection with any proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method or allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding this Section 5(d), if any of the Holder is the indemnifying party, the Holder shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by the Holder and distributed to the public were offered to the public exceeds the amount of any damages which the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          The indemnity, contribution and expense reimbursement obligations of the Company hereunder shall be in addition to any liability the Company may otherwise have hereunder or otherwise. The provisions of this Section 5 shall survive so long as Registrable Securities remain outstanding, notwithstanding any termination of this Agreement.

     7. Rule 144 Information Requirements. For so long as any Registerable Securities are "restricted securities" under Rule 144, the Company agrees to timely file the reports required to be filed by it under the Securities Act and the Exchange Act. Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require the Company to register any of its securities under any section of the Exchange Act.

     8. Sale without Registration. The Holder agrees to comply in all respects with the provisions of this Section 7 so long as each certificate representing the Shares is required to bear the legend in substantially the form set forth in
Section 6(a)(v) of the Common Stock Purchase Agreement (or any similar legend). Prior to any proposed transfer of any Registrable Securities by the Holder which shall not be registered under the Securities Act, the Holder shall give written notice to the Company of its intention to effect such transfer, accompanied by:
(a) such information as is reasonably necessary in order to establish that such transfer may be made without registration under the Securities Act; and (b) if requested by the Company, at the Company's expense, an unqualified written opinion of legal counsel, satisfactory in form and substance to the Company, to the effect that such transfer may be made without registration under the Securities Act; provided that nothing contained in this Section 7 shall relieve the Company from complying with its obligations pursuant to Section 2 of this Agreement.

     9. Lock-Up Agreement. The Holder hereby agrees that, at the written request of the Company or any managing underwriter of any underwritten offering of securities of the Company, the Holder shall not, without the prior written consent of the Company or such managing underwriter, sell, make any short sale of, loan, grant any option for the purchase of, pledge, encumber, or otherwise dispose of, or exercise any registration rights with respect to, any Registrable Securities during the 90-day period commencing on the effective date of the registration statement relating to such underwritten offering of the Company's securities.

     10. No Transfer of Registration Rights. Notwithstanding anything expressed or implied in this Agreement to the contrary, the Holder shall not assign, transfer or convey all or any of its rights under this Agreement, except with the prior written consent of the Company; provided, however, the Holder may assign, transfer or convey its rights under this Agreement to (i) Roche Holdings, Inc. or (ii) any Affiliate of Genentech, Inc. or (iii) any entity acting as an investment manager of securities owned by Genentech, Inc. provided such investment manager shall not assign, transfer or convey all or any of its rights under this Agreement to any third party (other than Genentech) without the prior written consent of the Company. For purposes of this Agreement, the term "Affiliate" means, when used with respect to any specified person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

     11. Miscellaneous.

          (a) Remedies. In the event of a breach by the Company of its obligations under this Agreement, the Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b) No Conflicting Agreements. The Company has not, as of the date hereof, and shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities which materially conflicts with the rights granted to the Holders in this Agreement.

          (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holder.

          (d) Notices. All notices and other communication required or appropriate to be given hereunder shall be in writing and shall be delivered by hand or mailed by certified mail, return receipt requested, or sent by telex or facsimile (in which case a confirming copy shall also be sent by certified mail or courier), to the following respective addresses or to such other addresses as may be specified in any notice delivered or mailed as above provided:

             (i) If to the Purchaser, to:

              Genentech, Inc.
              1 DNA Way
              South San Francisco, CA 94080
              Telephone: (650) 225-1000
              Facsimile: (650) 952-9881
              Attention: Corporate Secretary

           (ii) If to the Company to:

               Abgenix, Inc.
               7601 Dumbarton Circle
               Fremont, California 94555
               Telephone: (510) 608-6500
               Facsimile: (510) 608-6547

               Attention: President

               with a copy to:

               Wilson Sonsini Goodrich & Rosati
               650 Page Mill Road
               Palo Alto, CA 94304-1050
               Telephone: (650) 493-9300
               Facsimile: (650) 493-6811

               Attention: Chris F. Fennell

Any notice or other communication delivered by hand or mailed shall be deemed to have been delivered on the date on which such notice or communication is delivered by hand, or in the case of certified mail deposited with the appropriate postal authorities on the date when such notice or communication is actually received, and in any other case shall be deemed to have been delivered on the date on which such notice or communication is actually received.

          (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties.

          (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

          (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, AS

     APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

          (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

          (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Shares. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Shares. This Agreement supersedes all prior agreements and understandings among the parties with respect to such registration rights.

          (k) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

          (l) Further Assurances. Each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things reasonably necessary, proper or advisable under applicable law, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and the other documents contemplated hereby and consummate and make effective the transactions contemplated hereby.

          (m) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the earlier of the end of the Effectiveness Period or when all of the Registrable Securities have been sold or cease to be Registrable Securities, except for any liabilities or obligations under Sections 4 or 5 or 6 or the provisos of Section 3(1) above, which shall remain in effect in accordance with their terms.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     The foregoing Registration Rights Agreement is hereby executed as of the date first above written.

"COMPANY"                                 ABGENIX, INC.

                                          By: /s/ R. SCOTT GREER

                                            ------------------------------------
                                            R. Scott Greer
                                            President and Chief Executive
                                              Officer

"HOLDER"                                  GENENTECH, INC.

                                          By: /s/ WILLIAM D. YOUNG

                                            ------------------------------------
                                            William D. Young
                                            Chief Operating Officer

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